PURCHASE & SALE AGREEMENT


THIS AGREEMENT made effective this 13TH day of October, 2005,

BETWEEN: Chenzhou Global Graphite Inc., a company incorporated in Hunan
         Province, China ("CGGI")

AND: Graphite Technology Group, Inc., a company incorporated in the State of Delaware, the United States ("GTG")

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants contained herein, the CGGI and GTG agree as follows:

                                    ARTICLE I
                        DEFINED TERMS AND INTERPRETATION

1.1 DEFINITIONS. Whenever used in this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the following meanings, respectively:

        A. "CGGI" means Chenzhou Global Graphite Inc., a company incorporated in Hunan Province, China, its affiliates and subsidiaries.

        B. "CALLABLE STOCK" means GTG may call common shares of GTG issued to CGGI, by notice and by payment for shares pursuant to Article 7:
        Section 7.1 "Share Exchange" hereunder.

        C. "CLOSING" means the date when signed by the parties, a date no later than 10 days from the date first written above.

        D. "CONSENTS" means consents, approvals, authorizations, and any form of agreement necessary to give valid affect to this Agreement.

        E. "CONTRACTUAL OR OTHER RIGHT OR OBLIGATION" means any form of agreement, contract, instrument, license, permit, registration, judgement, order, decree, indenture, lease, engagement, or commitment.

        F.      "EFFECTIVE DATE" means the date first written above.

        G. "EXCHANGEABLE STOCK" means 3,712,500 Common Shares issued by CGGI representing 37.125% full diluted common equity ownership of CGGI, issued to GTG in exchange for 600,795 Common Shares issued to CGGI by GTG.

        H. "ENCUMBRANCE" means any form of agreement, option, understanding, commitment, equity, covenant, mortgage, charge, security interest, lien, adverse claim, pledge, demand, action, restriction, order, judgement, decree, right or privilege affecting or capable of affecting title to any conveyance between the Parties.

        I. "FINANCING AGREEMENT" means $350,000 cash to be advanced (the "Advance") by GTG to CGGI in payment of 787,500 shares of CGGI. The Financing Agreement also means the Advance when made in full will be for the purchase of 787,500 shares of CGGI.

        J. "PARTIES" means the parties to this Agreement; Chenzhou Global Graphite Inc. and Graphite Technology Group, Inc., and "PARTY" means either of them.

        K. "PERMITTED ENCUMBRANCES" means defects or irregularities in title which are of a minor nature and do not, in the aggregate, adversely affect the interest of the Parties.

        L. "PUT SHARES" means CGGI may put the shares issued to CGGI by GTG to GTG for payment pursuant to the "Schedule of Redemption" attached herewith.

        M. "TAXES" means any municipal taxes or real estate taxes or other taxes, assessments, levies, imposts or charges payable to or exigible by any governmental agency, authority or instrumentality upon the Property.

        N. "THIS AGREEMENT", "HEREIN", "HERETO", "HEREBY", "HEREUNDER", "HEREOF" and similar expressions refer to this Agreement and not to any particular clause, sub-clause, section, subsection or paragraph, or other portion hereof, and include amendments hereto, any agreement which is supplementary to or in amendment or confirmation of this Agreement and any schedules hereto or thereto;

1.2 GENDER AND NUMBER. Any reference in this Agreement to gender shall include all genders and words used herein importing the singular number only shall include the plural and vice versa.

1.3 HEADINGS, ETC. The division of this Agreement into Articles, Sections, Subsections and other subdivisions and the insertion of headings are for convenience of reference only, and shall not affect or be utilized in the construction or interpretation hereof.

1.4 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, United States and the federal laws of the United States applicable therein. The Parties irrevocably submit to the jurisdiction of the courts of the State of Delaware.

                                   ARTICLE II
                     REPRESENTATIONS AND WARRANTIES OF CGGI

2.1 REPRESENTATIONS AND WARRANTIES OF CGGI. CGGI represents and warrants to GTG as follows, and acknowledges GTG is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby:

2.1.1 SUBSISTENCE. CGGI has the necessary power and authority to enter into this Agreement and to convey that to be conveyed by the terms hereof.

2.1.2 CONSENTS. Consents or filings required to be obtained or made by CGGI in order to complete the transactions contemplated by this Agreement, can and will be made, and CGGI is not aware of any consents required to be obtained other than consents listed herein, or by their nature, inferred or implied to have been obtained, or will be obtained by CGGI.

2.1.3 LITIGATION. There is no action, suit, or proceeding, at law or in equity; no claim or demand by any person or entity, or any investigation, arbitration or any administrative or other proceeding pending, or, to the best of the knowledge of CGGI, threatened against or affecting the ability to perform the obligations of this Agreement other than performance of things made known to GTG in writing, the remedy for which can be obtained by CGGI or is otherwise satisfied by this agreement.

2.1.4 RESTRICTIVE DOCUMENTS. CGGI is not subject to or a party to any charter or by-law restriction, encumbrance, contractual or other right or obligation, law, rule, ordinance, regulation, or any other restriction of any kind or character preventing the consummation of the transactions contemplated by this Agreement.

2.1.5 COMPLIANCE WITH LAWS. CGGI is selling common equity ownership in CGGI in compliance with all applicable laws, rules and regulations of each jurisdiction and with all applicable orders, judgements and decrees by which CGGI is bound, and CGGI is not in breach of any such laws, rules, regulations, orders, judgements and decrees.


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


                                   ARTICLE III
                      REPRESENTATIONS AND WARRANTIES OF GTG

3.1 REPRESENTATIONS AND WARRANTIES OF GTG. GTG represents and warrants to CGGI as follows and acknowledges CGGI is relying upon such representations and warranties in connection with the entering into of this Agreement and the consummation of the transactions contemplated hereby:

3.1.1 DUE INCORPORATION AND SUBSISTENCE OF GTG. GTG is duly incorporated, organized and validly subsisting and in good standing under the laws of the State of Delaware.

3.1.2 CONSENTS. There are no Consents or filings required to be obtained or made by GTG in order to complete the transactions contemplated by this Agreement.

3.1.3 RESTRICTIVE DOCUMENTS. GTG is not subject to or party to any charter or by-law restriction, encumbrance, contractual or other right or obligation, law, rule, ordinance, regulation, or any other restriction of any kind or character preventing consummation of the transaction contemplated by this Agreement or compliance by GTG with the terms, conditions and provisions hereof.

3.1.4 FILINGS. GTG is up-to-date in all filings with all requisite regulatory agencies and is in good standing with respect to all requisite filings.

3.1.5 LITIGATION. There is no action, suit, proceeding, at law or in equity, claim or demand by any person or entity, or any investigation, arbitration or any administrative or other proceeding by or before, or to the best knowledge of GTG, threatened against or affecting GTG to perform its obligations in respect of this Agreement.

3.1.6 COMPLIANCE WITH LAWS. GTG is performing this Agreement in compliance with all applicable laws, rules and regulations of each jurisdiction in which GTG is bound and with all applicable orders, judgements and decrees by which it is bound and is not in breach of any such laws, rules, regulations, orders, judgements and decrees.


                                   ARTICLE IV
           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

4.1 SURVIVAL. All covenants, representations and warranties made herein or in any agreement, certificate or other document delivered or given pursuant to this Agreement, other than those which are expressly waived in writing as part of the Closing shall survive the execution and delivery of this Agreement.

4.2 CERTAIN INTERPRETATION. Nothing written here within shall be interpreted to mean or infer meaning the obligations of the Parties each to each other with respect to the subject matter set out hereunder allows for either Party to act independently of the other Party, or act together with other parties who are not a Party to this Agreement, at any time unless expressly agreed to in writing by the Parties to this Agreement.


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


                                    ARTICLE V
                                     CLOSING

5.1 CLOSING. Closing will occur on or before 10 days from the date first written above; deliverables required by closing shall be delivered at the earliest time practicable by the parties, each to each other.

5.2 DELIVERABLES BY CGGI. At the time of Closing, CGGI shall have the common shares forming part of the capital stock of Chenzhou Global Graphite Inc. in good and marketable form for transfer to GTG.

5.3 DELIVERABLES BY GTG. At the time of Closing, GTG shall have the common shares forming part of the capital stock of Graphite Technology Group, Inc. in good and marketable form for transfer to CGGI.


                                   ARTICLE VI
                              CONDITIONS PRECEDENT

6.1 CONDITIONS PRIOR TO CLOSING. This Agreement is valid and effective as at the date first written above.

6.1.1 OPERATING AGREEMENT: CGGI. GTG and CGGI will agree the scope of operations of CGGI (the "CGGI Operating Agreement") satisfactory to GTG, the CGGI Operating Agreement to provide GTG, to its satisfaction, the following:

         a) Preferential supply of graphite products/materials produced by CGGI; and

         b) Preferential supply of graphite raw materials from any and all mining activity of CGGI.

6.1.2 PATENTS & TRADE SECRETS. CGGI will provision for ownership of trade patents to be owned by CGGI, or owned where CGGI shall have exclusive use of all patented technology relating to the production or enhancement of graphite.

6.1.3 JIANGXI GRAPHITE MINE. On or before Closing, CGGI will have used its best efforts to enter into definitive agreements by which it will have the right to purchase a 55% economic interest in Jin Chuan Graphite Mine, Jiangxi Province, China.

6.1.4 INVESTMENT IN JIANGXI GRAPHITE MINE. In the event of CGGI entering into definitive agreements by which it will have the right to purchase any part of or all up to 55% economic interest in the Jiangxi Jin Chuan Graphite Mine, GTG will use its best efforts to provide the investment financing required by CGGI to make such purchase (the Jin Chuan Investment"). The Jin Chuan Investment, should that occur, shall be made on terms acceptable to GTG in its sole discretion.


                                   ARTICLE VII
                                  CONSIDERATION

7.1 CONSIDERATION. The Purchase Price is satisfied by $350,000 cash advanced as called for by the Financing Agreement of the parties and the issue of 600,795 Common Shares issued by GTG to CGGI.

7.2 SHARE EXCHANGE. At the time of Closing, pursuant to 7.1 above, CGGI and GTG will exchange common equity shares in the capital of each Party, issued by each Party to each other Party (the "Share Exchange"), which Share Exchange is further subject to the following: A) GTG Shares to be issued to CGGI pursuant to the Agreement, when issued, are fully redeemable by GTG, and, when and if redeemed, redeemable in any amount in exchange for cash at the rate of $2.25 per redeemed share (the "Call"); and B) GTG will be required to redeem all GTG Shares from CGGI in accordance with Schedule "Share Redemption" attached hereto and made part of this Agreement; and C) CGGI Shares to be issued to GTG pursuant to this Agreement, when issued, are fully redeemable by CGGI, and when and if redeemed, redeemable in any amount by CGGI surrendering the GTG Shares to GTG at the rate of 1 GTG Share for each 6.18 CGGI Share(s) (the "Put"); and D) the Call is effective from the date when GTG Shares are issued to CGGI and are required to be called in the amounts and dates set out in Schedule "Share Redemption"; and E) the Put is effective from the date when CGGI Shares are issued to GTG and remains effective for and until one year from the date issued.


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


7.3 FAILURE TO REDEEM SHARES. CGGI is not required to redeem the CGGI Shares from GTG. GTG is required to redeem the GTG Shares from CGGI. As and if GTG does not redeem the GTG Shares in accordance with Schedule "Share Redemption", CGGI may Put any and all remaining amount of GTG Shares held by CGGI to GTG; and, in the event of that, GTG shall deliver to CGGI 6.18 CGGI Shares for each 1 GTG Share delivered to GTG by the terms hereof.


                                  ARTICLE VIII
                                  MISCELLANEOUS

8.1 FURTHER ASSURANCES. To the extent reasonable and practicable and permitted by law, each of the Parties upon the request of the other shall execute, acknowledge and deliver or cause to be done, all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably necessary or desirable to effect complete consummation of the transactions contemplated by this Agreement.

8.2 SUCCESSORS IN INTEREST. This Agreement and the provisions hereof shall be for the benefit of and be binding upon the Parties and their respective heirs, executors, personal representatives, successors and permitted assigns, as the case may be.

8.3 NOTICES. Any notice, document or other communication required or permitted by this Agreement to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid ordinary mail, or if transmitted by any form of telecommunication to either party to this Agreement as listed below, or to any other address given by a
Party:

                  Graphite Technology Group, Inc.
                  David Laudeman, CFO
                  106 Lakeside Avenue, PO Box 210
                  Delano, PA 18220

                  Chenzhou Global Graphite Inc.
                  Eddie Tang, Chairman
                  210-815 First Street
                  New Westminster, BC V3L 2H7
                  Canada

8.4 ASSIGNMENT. This Agreement may not be assigned by either party to this Agreement without prior written consent of each other party.


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


8.5 EXECUTION IN COUNTERPARTS. This Agreement may be executed by the Parties in separate counterparts or duplicates, each of which when so executed and delivered, shall be an original, but all such counterparts or duplicates shall together constitute one and the same instrument.

8.6 ENTIRE AGREEMENT. This Agreement together with any other agreements or documents to be delivered pursuant to this Agreement, sets forth the agreement among the Parties pertaining to the specific subject matter hereof and does replace and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations or other agreements, whether oral or written, expressed or implied, statutory or otherwise, between the Parties in connection with the subject matter hereof except as specifically set forth herein.

8.7 AMENDMENTS. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

8.8 WAIVER. No delay or failure of any party in exercising any right or remedy hereunder and no partial exercise of any such right or remedy shall be deemed to constitute a waiver of such right or remedy or any other rights or remedies of such party hereunder. No waiver of any provision of this Agreement shall constitute a waiver of any other provisions, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. Any consent by a party to or any waiver by a Party of any breach of any provision of this Agreement shall not constitute consent, or waiver of any subsequent or other breach of the provisions of this Agreement.

8.9 SEVERABILITY. Each of the provisions of this Agreement (and each part of each such provision) is severable from every other provision hereof and every other part thereof. In the event that any provision, or part thereof contained in this Agreement or the application thereof to any circumstance shall be invalid, illegal or unenforceable, in whole or in part, in any jurisdiction and to any extent: (a) the validity, legality or enforceability of such provision, or such part thereof in any other jurisdiction and of the remaining provisions contained in this Agreement,(or the remaining parts of such provision, as the case may be, shall not in any way be affected or impaired thereby; (b) the application of such provision or such part thereof to circumstances other than those as to which it is held invalid, illegal or unenforceable shall not in any way be affected or impaired thereby; (c) such provision or such part thereof shall be severed from this Agreement and ineffective to the extent of such invalidity, illegality or unenforceability in such jurisdiction and in such circumstances;

8.10     SCHEDULES. Schedules attached herewith form part of this Agreement.


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


IN WITNESS WHEREOF the Parties have executed this Agreement as of the date first above written.


GRAPHITE TECHNOLOGY GROUP, INC.

By:      /S/ Harold King
         --------------------
         Authorized Signatory

                           CHENZHOU GLOBAL GRAPHITE INC.

                           By:      /S/ Eddie Tang
                                    --------------------
                                    Authorized Signatory

                                    SCHEDULE

                               "SHARE REDEMPTION"


On or before September 30, 2006:            $500,000

On or before December 31, 2006:             $500,000

On or before March 31 2007:                 Balance Remaining


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